UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

___________ FORM 8-K ____________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 4, 2016 ____________

Commission File Number	Registrant; State of Incorporation Address; and Telephone Number	I.R.S. Employer Identification No.

001-31303	BLACK HILLS CORPORATION (A South Dakota Corporation) 625 Ninth Street Rapid City, South Dakota 57701 Telephone 605.721.1700	46-0458824
____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Black Hills Corporation’s (“Black Hills”) management will be meeting with certain analysts and investors to update them on Black Hills’ operations and business plans. Such meetings may include an update on the acquisition of SourceGas Holdings LLC (“SourceGas”) (the “Transaction”). Completion of the Transaction is subject to regulatory approvals from the Arkansas Public Service Commission, Colorado Public Utilities Commission, Nebraska Public Service Commission and Wyoming Public Service Commission. Black Hills’ subsidiary, Black Hills Utility Holdings, and SourceGas have now reached settlement in all four jurisdictions with the parties to the dockets, subject to approval by the commissions. Hearings are scheduled in January. The settlement agreements generally prohibit any change in customers’ base rates for two to three years and prohibit the Company from seeking recovery of any acquisition premium from the customers. The Transaction is now expected to close during the first quarter of 2016.

Certain information discussed in this Current Report on Form 8-K includes “forward-looking statements” as defined by the Securities and Exchange Commission, or SEC. We make these forward-looking statements in reliance on the safe harbor protections provided under the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this Form 8-K that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements, including the approval of the settlement agreements by the regulatory commissions and the expected closing date of the acquisition of SourceGas Holdings LLC. These forward-looking statements are based on assumptions which we believe are reasonable based on current expectations and projections about future events and industry conditions and trends affecting our business. However, whether actual results and developments will conform to our expectations and predictions is subject to a number of risks and uncertainties that, among other things, could cause actual results to differ materially from those contained in the forward-looking statements, including without limitation, the risk factors described in Item 1A of Part I of our 2014 Annual Report on Form 10-K, as amended by Form 10-K-A filed on August 7, 2015, Item 1A of Part II of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2015, and other reports we file with the SEC from time to time.

New factors that could cause actual results to differ materially from those described in forward-looking statements emerge from time-to-time, and it is not possible for us to predict all such factors, or the extent to which any such factor or combination of factors may cause actual results to differ from those contained in any forward-looking statement. We assume no obligation to update publicly any such forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK HILLS CORPORATION, Registrant

By: /s/ Richard W. Kinzley
Richard W. Kinzley
Senior Vice President
and Chief Financial Officer

Date: January 4, 2016

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